P10 Expands into Lower-Middle Market Direct Lending with Acquisition of Stellus Capital Management

Established direct lender with a 20+ year track record will add approximately $3.8 billion in assets under management

Lower-middle market focus a natural fit with existing P10 strategies

DALLAS, February 5, 2026 (GLOBE NEWSWIRE) -- P10, Inc. (NYSE: PX) (“P10” or the “Company”), a leading private markets solutions provider, today announced it has entered into a definitive agreement to acquire Stellus Capital Management, LLC (“Stellus”), a U.S. direct lender specializing in senior secured loans in the lower-middle market, for an initial purchase price of $250 million. Stellus will continue to be managed by its current partners who will retain control of its day-to-day operations, including investment decisions and investment committee processes.

Based in Houston, TX, Stellus is an established direct lending platform that provides senior-secured loans to sponsor-backed, lower-middle market companies in the U.S. With approximately $3.8 billion in assets under management, including $2.6 billion in fee-paying AUM, Stellus earns more than 70% of its fee-related revenue from permanent capital vehicles. Stellus’ senior team has been investing together for more than 20 years and has deployed more than $10.3 billion of capital across over 375 companies during that time.

"This acquisition is a continuation of P10’s long-term strategy to partner with leading specialized investment managers operating in the middle and lower-middle market and adds a best-in-class direct lending franchise to our platform,” said Luke Sarsfield, P10 Chairman and Chief Executive Officer. “Stellus Managing Partner Robert Ladd and his team have built a firm with a strong history of growth, proven track record of vehicle launches and robust credit and investment performance across economic cycles. Further, Stellus’ sponsor borrower base is a natural fit within P10’s middle and lower-middle market GP sponsor ecosystem, creating the potential for new opportunities across the firm. With our shared philosophy of investment excellence, client outcomes, and long-term value creation, we look forward to Stellus joining our leading alternatives platform.”

Robert Ladd, Managing Partner of Stellus, added, “Luke and the P10 team have established a highly scaled and diversified private markets platform with a clear focus on the middle and lower-middle markets, and we see strong alignment in our respective approaches. This transaction will enhance our ability to develop additional strategies and investment vehicles that meet the evolving needs of global investors seeking access to opportunities in our markets and those of sponsors and borrowers seeking a reliable, thoughtful lending partner. We look forward to working closely with the P10 team to support disciplined growth and long-term value creation for our clients.”

As previously announced, P10 will rebrand to Ridgepost Capital, Inc, effective February 11, 2026. Beginning that day, the Company’s stock will trade on the New York Stock Exchange and NYSE Texas under the new ticker symbol “RPC.”

Transaction Overview

P10 has agreed to acquire 100% of the issued and outstanding equity interests of Stellus and 100% of its fee-related earnings.1 The transaction does not include any existing private fund carried interest or performance fees.

1 After minority interest payments related to Stellus Private BDC Advisor, LLC.

The initial consideration of $250 million is composed of $125 million in cash and $125 million in units of P10 Intermediate Holdings, LLC which can be exchanged into P10 common stock, following applicable restrictive periods. P10 expects to finance the cash portion of the initial consideration with a mix of cash-on-hand and by drawing on P10’s revolving credit facility. Additionally, up to $60 million in earnout consideration may be payable based on fee-related revenue in 2027 and 2029.

The transaction is expected to close in mid-2026, subject to BDC shareholder approvals and other customary closing conditions. In the first full-year post close, the transaction is expected to be modestly accretive to ANI per share and FRE margin, assuming no synergies in either case. For more information on the transaction, visit the investor relations section of P10’s website, where an investor presentation is available, or access P10’s filings on the SEC website.

Kirkland & Ellis LLP and Troutman Pepper Locke LLP are serving as legal advisors to P10.

Goldman, Sachs & Co. is acting as exclusive financial advisor and Eversheds Sutherland (US) LLP and Winston & Strawn LLP are serving as legal advisors to Stellus.

About P10

P10 (NYSE: PX) is a leading private markets solutions provider with over $40 billion in assets under management as of September 30, 2025. P10 invests across Private Equity, Private Credit, and Venture Capital in access-constrained strategies, with a focus on the middle and lower-middle market. P10’s products have a global investor base and aim to deliver compelling risk-adjusted returns. For additional information, please visit www.p10alts.com.

About Stellus Capital Management

Stellus Capital Management is a leading direct lender specializing in senior secured loans in the lower-middle market. With a track record spanning over 20 years, the Stellus team has invested over $10.3 billion in 375+ portfolio companies and has approximately $3.8 billion in assets under management, including $2.6 billion in fee-paying assets under management. Stellus is headquartered in Houston, TX with offices in Charlotte, NC and the Washington, D.C. area. Visit www.stelluscapital.com.

P10 Investor Contact:

info@p10alts.com

P10 Media Contact:

Josh Clarkson

Taylor Donahue

jclarkson@prosek.com

Forward-Looking Statements

Some of the statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to P10’s financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this press release should not be regarded as a representation that the future plans, estimates, or expectations contemplated will be achieved. Forward-looking statements reflect management’s current plans, estimates, and expectations, and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors that may cause actual results to be materially different; global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to its business; changes in its tax status; its ability to maintain its fee structure; its ability to attract and retain key employees; its ability to manage its obligations under its debt agreements; its ability to make acquisitions and successfully integrate the businesses it acquires; assumptions relating to its operations, financial results, financial condition, business prospects and growth strategy; and its ability to manage the effects of events outside of its control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that P10 faces, refer to the “Risk Factors” included in P10’s annual report on Form 10-K for the year ended December 31, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2025, and in its subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. P10 undertakes no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Key Financial & Operating Metrics

Fee-paying assets under management reflects the assets from which P10 earns management and advisory fees. Its vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation.